UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 30, 2010

StoneMor Partners L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50910	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Veterans Highway, Suite B, Levittown, PA	19056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 826-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 30, 2010, StoneMor Partners L.P. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the acquisition of (i) 9 cemeteries from Hillcrest Memorial Company, a Delaware corporation, Christian Memorial Cultural Center, Inc., a Michigan corporation, Sunrise Memorial Gardens Cemetery, Inc., a Michigan corporation, and Flint Memorial Park Association, a Michigan corporation, and (ii) one warehouse from SCI Funeral Services, LLC, an Iowa limited liability company, and SCI Michigan Funeral Services, Inc., a Michigan corporation.

This Amendment No. 1 to the Initial Form 8-K is filed solely to amend and supplement the Initial Form 8-K to include financial statements and pro forma financial information permitted to be filed by an amendment to the Initial Form 8-K not later than 71 calendar days after the date that the Initial Form 8-K was required to be filed.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The Predecessor Companies of Service Corporation International (Formerly Known as Certain Wholly-Owned Subsidiaries of Service Corporation International) Combined Financial Statements for the Years Ended December 31, 2008 and 2007 and Independent Auditor’s Report attached hereto as Exhibit 99.1 and incorporated herein by reference:

Independent Auditor’s Report

Combined Balance Sheets as of December 31, 2008 and 2007

Combined Statements of Operations for the Years Ended December 31, 2008 and 2007

Combined Statements of Changes in Owner’s Deficit for the Years Ended December 31, 2008 and 2007

Combined Statements of Cash Flows for the Years Ended December 31, 2008 and 2007

Notes to Combined Financial Statements

The Predecessor Companies of Service Corporation International (Formerly Known as Certain Wholly-Owned Subsidiaries of Service Corporation International) Combined Financial Statements for the Nine Months Ended September 30, 2009 and Accountants’ Review Report attached hereto as Exhibit 99.2 and incorporated herein by reference:

Accountants’ Review Report

Combined Balance Sheets as of September 30, 2009

Combined Statements of Operations for the Nine Months Ended September 30, 2009

Combined Statements of Changes in Owner’s Deficit for the Nine Months Ended September 30, 2009

Combined Statements of Cash Flows for the Nine Months Ended September 30, 2009

Notes to Combined Financial Statements

(b) Pro forma financial information.

Unaudited Pro Forma Condensed Combined Financial Statements attached hereto as Exhibit 99.3 and incorporated herein by reference:

Introduction

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2008

Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2009

Notes to Pro Forma Condensed Combined Financial Information (Unaudited)

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Harper & Pearson Company, P.C.

99.1	Audited Combined Balance Sheets of the Predecessor Companies of Service Corporation International (Formerly Known as Certain Wholly-Owned Subsidiaries of Service Corporation International) as of December 31, 2008 and 2007 and the related Statements of Operations, Changes in Owner’s Deficit, and Cash Flows for the years ended December 31, 2008 and 2007, and the notes thereto.

99.2	Unaudited Combined Balance Sheets of the Predecessor Companies of Service Corporation International (Formerly Known as Certain Wholly-Owned Subsidiaries of Service Corporation International) as of September 30, 2009, and the related Unaudited Statements of Operations, Unaudited Changes in Owner’s Deficit, and Unaudited Cash Flows for the nine months ended September 30, 2009, and the notes thereto.

99.3	Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2009 and the year ended December 31, 2008, and the notes thereto of StoneMor Partners L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEMOR PARTNERS L.P.

By:	STONEMOR GP LLC
its general partner

By:	/S/ WILLIAM R. SHANE
Name:	William R. Shane
Title:	Executive Vice President and Chief Financial Officer

Date: June 15, 2010

S-1

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Harper & Pearson Company, P.C.

99.1	Audited Combined Balance Sheets of the Predecessor Companies of Service Corporation International (Formerly Known as Certain Wholly-Owned Subsidiaries of Service Corporation International) as of December 31, 2008 and 2007 and the related Statements of Operations, Changes in Owner’s Deficit, and Cash Flows for the years ended December 31, 2008 and 2007, and the notes thereto.

99.2	Unaudited Combined Balance Sheets of the Predecessor Companies of Service Corporation International (Formerly Known as Certain Wholly-Owned Subsidiaries of Service Corporation International) as of September 30, 2009 and 2008, and the related Unaudited Statements of Operations, Unaudited Changes in Owner’s Deficit, and Unaudited Cash Flows for the nine months ended September 30, 2009 and 2008, and the notes thereto.

99.3	Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2009 and the year ended December 31, 2008, and the notes thereto of StoneMor Partners L.P.